INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

INCOME TAX RATE RECONCILIATION

Year ended December 31,	2018	2017	2016
(millions of Canadian dollars)
Earnings before income taxes	3,570	569	2,451
Canadian federal statutory income tax rate	15%	15%	15%
Expected federal taxes at statutory rate	536	85	368
Increase/(decrease) resulting from:
Provincial and state income taxes[1]	(24)	133	34
Foreign and other statutory rate differentials	94	(601)	(56)
Impact of United States tax reform[2]	(2)	(2,045)	—
Effects of rate-regulated accounting	(163)	(189)	(116)
Foreign allowable interest deductions	(134)	(124)	(107)
Part VI.1 tax, net of federal Part I deduction	76	68	56
Impairment of goodwill[3]	192	15	—
Intercompany sale of investment[4]	—	—	6
United States BEAT tax	43	—	—
Non-taxable portion of gain/(loss) on sale of investment to unrelated party[5]	31	—	(61)
Valuation allowance[6]	(172)	(17)	22
Intercorporate investments[7]	(149)	77	—
Noncontrolling interests	(47)	(80)	(15)
Other	(44)	(19)	11
Income tax (recovery)/expense	237	(2,697)	142
Effective income tax rate	6.6%	(474.0)%	5.8%

1
The change in provincial and state income taxes from 2017 to 2018 reflects the increase in earnings from the Canadian operations, the impact of the US tax reform on state income tax expense, and the impact of changes to the unitary state income tax rate in 2018.

2
The amount was due to the enactment of the TCJA by the United States on December 22, 2017, which included a reduction in the federal corporate income tax rate from 35% to 21% effective for taxation years beginning after December 31, 2017.

3	The amount relates to the federal component for the tax effect of impairment of goodwill.

4
In November 2016, certain assets were sold to entities under common control. The intercompany gains realized on these transfers were eliminated. However, because these transactions involved the sale of partnership units, tax consequences were recognized in earnings.

5
The amount represents the federal component of the non-taxable portion of the gain on the sales of the Canadian Natural Gas Gathering and Processing Businesses in 2018 and the South Prairie Region assets in 2016 to unrelated parties.

6
The increase from 2017 to 2018 is due to the federal component of the tax effect of a valuation allowance on the deferred tax assets related to an outside basis temporary difference that, in 2018, was now more likely than not to be realized.

7
The amount relates to the federal component of changes in assertions regarding the manner of recovery of intercorporate investments such that deferred tax related to outside basis temporary differences was required to be recorded for Renewable Assets in 2018 and for EIPLP in 2017.

COMPONENTS OF PRETAX EARNINGS AND INCOME TAXES

Year ended December 31,	2018	2017	2016
(millions of Canadian dollars)
Earnings/(loss) before income taxes
Canada	118	2,200	2,034
United States	2,582	(2,431)	(333)
Other	870	800	750
	3,570	569	2,451
Current income taxes
Canada	311	129	74
United States	66	46	21
Other	8	5	4
	385	180	99
Deferred income taxes
Canada	(598)	299	188
United States	439	(3,160)	(151)
Other	11	(16)	6
	(148)	(2,877)	43
Income tax (recovery)/expense	237	(2,697)	142

COMPONENTS OF DEFERRED INCOME TAXES
Deferred tax assets and liabilities are recognized for the future tax consequences of differences between carrying amounts of assets and liabilities and their respective tax bases. Major components of deferred income tax assets and liabilities are as follows:

December 31,	2018	2017
(millions of Canadian dollars)
Deferred income tax liabilities
Property, plant and equipment	(7,018)	(4,089)
Investments	(4,441)	(6,596)
Regulatory assets	(756)	(977)
Other	(192)	(50)
Total deferred income tax liabilities	(12,407)	(11,712)
Deferred income tax assets
Financial instruments	1,103	697
Pension and OPEB plans	181	258
Loss carryforwards	1,820	1,781
Other	1,274	1,057
Total deferred income tax assets	4,378	3,793
Less valuation allowance	(51)	(286)
Total deferred income tax assets, net	4,327	3,507
Net deferred income tax liabilities	(8,080)	(8,205)
Presented as follows:
Total deferred income tax assets	1,374	1,090
Total deferred income tax liabilities	(9,454)	(9,295)
Net deferred income tax liabilities	(8,080)	(8,205)

A valuation allowance has been established for certain loss and credit carryforwards, and outside basis temporary differences on investments that reduce deferred income tax assets to an amount that will more likely than not be realized.

As at December 31, 2018 and 2017, we recognized the benefit of unused tax loss carryforwards of $3.4 billion and $3.8 billion, respectively, in Canada which expire in 2025 and beyond.

As at December 31, 2018 and 2017, we recognized the benefit of unused tax loss carryforwards of $3.4 billion and $2.1 billion, respectively, in the United States which expire in 2023 and beyond.

As at December 31, 2018 and 2017, we recognized the benefit of unused capital loss carryforwards of nil and $143 million, respectively, in Canada.

As at December 31, 2018 and 2017, we recognized the benefit of unused capital loss carryforwards of nil and $20 million, respectively, in the United States.

We have not provided for deferred income taxes on the difference between the carrying value of substantially all of our foreign subsidiaries and their corresponding tax basis as the earnings of those subsidiaries are intended to be permanently reinvested in their operations. As such these investments are not anticipated to give rise to income taxes in the foreseeable future. The difference between the carrying values of the investments and their tax bases is largely a result of unremitted earnings and currency translation adjustments. The unremitted earnings and currency translation adjustment for which no deferred taxes have been recognized in respect of foreign subsidiaries were $5.8 billion and $2.1 billion for the period December 31, 2018 and 2017, respectively. If such earnings are remitted, in the form of dividends or otherwise, we may be subject to income taxes and foreign withholding taxes. The determination of the amount of unrecognized deferred income tax liabilities on such amounts is not practicable.

Enbridge and one or more of our subsidiaries are subject to taxation in Canada, the United States and other foreign jurisdictions. The material jurisdictions in which we are subject to potential examinations include the United States (Federal) and Canada (Federal, Alberta and Ontario). We are open to examination by Canadian tax authorities for the 2010 to 2018 tax years and by United States tax authorities for the 2013 to 2018 tax years. We are currently under examination for income tax matters in Canada for the 2013 to 2017 tax years and in the United States for the 2013 to 2014 tax years. We are not currently under examination for income tax matters in any other material jurisdiction where we are subject to income tax.

United States Tax Reform
On December 22, 2017, the United States enacted the TCJA. As disclosed in our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on February 16, 2018, we made certain estimates for the measurement and accounting of certain effects of the TCJA for the year ended and as at December 31, 2017. As we continue to gather, prepare and analyze the necessary information in reasonable detail to complete the accounting for the impact of TCJA, we continue to refine our estimates. During the first quarter of 2018 we refined our calculation of the regulatory liability associated with the TCJA which resulted in a $30 million reduction to the overall regulatory liability. An additional reduction to the regulated liability in the amount of $223 million was recorded in the fourth quarter in connection with rate cases filed that eliminated a portion of regulated liability formerly included in SEP's rate base.

We recorded $43 million in tax expense for the year ended December 31, 2018 in connection with the Base Erosion and Anti-abuse Tax (BEAT); and we recorded no provision for the Global Intangible Low Taxed Income Tax (GILTI).

Most changes to the TCJA are effective for taxation years beginning after December 31, 2017. While the changes are broad and complex, the most significant change was the reduction in the corporate federal income tax rate from 35% to 21%. In 2017 we were also impacted by a one-time deemed repatriation or “toll” tax on undistributed earnings and profits of United States controlled foreign affiliates, including Canadian subsidiaries.

In 2017 we made reasonable estimates for the measurement and accounting of certain effects of the TCJA in accordance with SEC Staff Accounting Bulletin No.118 (SAB 118). Accordingly, we recorded a provisional $34 million increase to our 2017 current income tax provision related to the toll tax, payable over eight years. We recorded a provisional $2.0 billion decrease to our 2017 deferred income tax provision related to the reduction in the corporate federal income tax rate. The accounting for these provisional items decreased our accumulated deferred income tax liability by $3.1 billion and increased our regulatory liability by $1.1 billion in 2017. We have also adjusted our valuation allowance for certain deferred tax assets existing at December 31, 2016 for the reduction in the corporate federal income tax rate by $0.2 billion. We have recognized these provisional tax impacts and included these amounts in our consolidated financial statements for the year ended December 31, 2017.

UNRECOGNIZED TAX BENEFITS

Year ended December 31,	2018	2017
(millions of Canadian dollars)
Unrecognized tax benefits at beginning of year	150	84
Gross increases for tax positions of current year	2	15
Gross increases for tax positions of prior year	—	65
Gross decreases for tax positions of prior year	(12)	—
Change in translation of foreign currency	3	(2)
Lapses of statute of limitations	(3)	(8)
Settlements	(1)	(4)
Unrecognized tax benefits at end of year	139	150

The unrecognized tax benefits as at December 31, 2018, if recognized, would impact our effective income tax rate. We do not anticipate further adjustments to the unrecognized tax benefits during the next 12 months that would have a material impact on our consolidated financial statements.

We recognize accrued interest and penalties related to unrecognized tax benefits as a component of income taxes. Income taxes for the years ended December 31, 2018 and 2017 were $5 million expense and $3 million recovery, respectively, of interest and penalties. As at December 31, 2018 and 2017, interest and penalties of $12 million and $8 million, respectively, have been accrued.